                                     ROYCE
                                MICRO-CAP TRUST

                               3rd QUARTER REPORT
                               SEPTEMBER 30, 1995

Dear Stockholder:

    New record highs in all major equity averages, mega mergers and hot new issues were all abundant in the third quarter of 1995. Interest rates went lower, the economy grew slowly, inflation remained moderate, and even the weather cooperated to produce one of the best summers ever. Clearly, it doesn't get any better than this!

    After lagging behind their larger brethren for the first six months, small and micro-cap stocks assumed a leadership role in the third quarter. During this quarter, the Russell 2000* gained 9.9% versus 8.0% for the S&P 500*. Year-to-date, both indices have posted considerable gains - a 25.7% advance for the Russell 2000 and a 29.8% return for the S&P 500. ROYCE MICRO-CAP TRUST, INC. ('OTCM') has participated in kind, with gains of 8.6% and 22.3% on an NAV basis for the quarter and year-to-date periods. Most importantly, OTCM continues to build wealth for its shareholders. One year and since inception (12/14/93) average annual NAV returns for the Fund were 22.1% and 15.7%, respectively.

    The equity markets have enjoyed an unusual combination of generally rising valuations and heavy merger and acquisition activity in 1995. Merger trends have favored the building of large scale entities under the theory that bigger is better particularly for entertainment companies and banks; while other companies such as AT&T are continuing to divest and restructure. Both trends are occurring simultaneously and it is these cross currents that are changing the supply and demand features of the market. Demand for equities has been fierce as a result of money flows into mutual funds, corporate repurchases and cash tenders. However, the supply side activity is just beginning to influence the balance. Insider selling, IPO's and secondary offerings are bringing an equilibrium to the market.

    As we begin the final quarter of this terrific year, we find ourselves most distinctly out of fashion with one industry group - technology. Because this area has the most valuation risk as well as significant corporate risk, we have not participated. This sector has however, been a substantial market leader and when its momentum falters, there will be an overall market impact.

    Market conditions over the last five years have been exceptional in terms of both duration and distance. The Russell 2000 index has appreciated 167% without one 'normal' (15% or more) correction. The next four quarters are likely to have lower returns with more volatility.

    We remain committed to our low risk, long-term approach to micro-cap company investing.

Sincerely,

CHARLES M. ROYCE                       Jack E. Fockler, Jr.
Charles M. Royce                          W. Whitney George
   President                               Vice Presidents

September 29, 1995

* The Russell 2000 and S&P 500 are unmanaged indices and include the reinvestment of dividends.

FUND HIGHLIGHTS

                                                      September 30, 1995
                                                      ------------------

Net Assets.........................................      $100,889,890
Net Asset Value Per Share..........................             $9.27
Market Price Per Share.............................            $8.375
Shares Outstanding.................................        10,886,317

--------------------------------------------------------------------------------

TOTAL RETURN PERFORMANCE
                                                               NAV     Market Value                      S&P
                                                              Total       Total       S&P    Russell   SmallCap    Nasdaq
Period Ended September 30, 1995                               Return      Return      500     2000       600      Composite
------------------------------------------------------------  ------   ------------   ----   -------   --------   ---------
3 Months....................................................    8.6%       13.6%       8.0%     9.9%     12.8%       11.8%
9 Months....................................................   22.3        19.6       29.8     25.7      29.4        38.8
1 Year......................................................   22.1        21.5       29.8     23.4      26.2        36.6
Average Annual Total Return From Inception*.................   15.7         7.3       17.0     14.6      14.7        20.1

* Inception date -- 12/14/93
The above indices are unmanaged and include the reinvestment of all dividends.
Sources: Frank Russell Co. and Wilshire Associates Incorporated.

--------------------------------------------------------------------------------



STATEMENT OF CHANGES IN NET ASSETS                                          Three Months Ended       Nine Months Ended
                                                                            September 30, 1995       September 30, 1995
                                                                               (unaudited)              (unaudited)
                                                                            ------------------       ------------------
  FROM INVESTMENT ACTIVITIES:
    Net investment income................................................      $    119,323             $     81,187
    Net realized gain on investments.....................................         3,861,577                7,308,836
    Net unrealized appreciation on investments...........................         3,955,300               10,966,039
                                                                            ------------------       ------------------
    Increase in net assets resulting from operations.....................         7,936,200               18,356,062
  FROM CAPITAL STOCK TRANSACTIONS:
    Increase in net assets from capital stock transactions...............         --                       --
                                                                            ------------------       ------------------
  INCREASE IN NET ASSETS.................................................         7,936,200               18,356,062
  NET ASSETS:
    Beginning of period..................................................        92,953,690               82,533,828
                                                                            ------------------       ------------------
    End of period........................................................      $100,889,890             $100,889,890
                                                                            ------------------       ------------------
                                                                            ------------------       ------------------

--------------------------------------------------------------------------------

                                                                                                         % of Net
COMPOSITION OF NET ASSETS                                                    September 30, 1995           Assets
                                                                                (unaudited)             -----------
                                                                             ------------------
  Common Stocks...........................................................      $ 93,498,100                92.7%
  Preferred Stocks........................................................           901,875                 0.9
  Cash and Other Assets Less Liabilities..................................         6,489,915                 6.4
                                                                             ------------------         -----------
    TOTAL NET ASSETS......................................................      $100,889,890               100.0%
                                                                             ------------------         -----------
                                                                             ------------------         -----------

PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the OTCM portfolio.
----------------------------------------------------------

WEIGHTED AVERAGES

Market Capitalization (Total Portfolio)      $153 Million
Median Market Capitalization (Total
  Portfolio)                                 $105 Million
P/E Ratio (100 Largest Positions)            13.7x
P/B Ratio (100 Largest Positions)             1.6x
Portfolio Yield (100 Largest Positions)       1.4%

----------------------------------------------------------

TOP TWENTY POSITIONS

                                                     Market
                                                     Value
 1.   Trenwick Group Inc........................   $1,303,800
 2.   DUFF & PHELPS CREDIT RATING CO. ..........    1,206,450
 3.   Florida Rock Industries, Inc. ............    1,164,800
 4.   CATHERINES STORES CORPORATION.............    1,102,150
 5.   The Rival Company.........................    1,075,275
 6.   Chemfab Corporation.......................    1,035,650
 7.   Life Technologies, Inc. ..................    1,022,900
 8.   The Dress Barn, Inc. .....................    1,019,863
 9.   Matthews International Corporation Cl. A..    1,018,325
10.   Vallen Corporation........................    1,006,250
11.   Thomaston Mills, Inc. Cl. A...............      985,500
12.   Belden & Blake Corporation................      950,000
13.   Transnational Re Corporation Cl. A........      943,000
14.   Ash Grove Cement Company..................      950,000
15.   Lufkin Industries, Inc. ..................      940,000
16.   Cliffs Drilling Company...................      926,300
17.   Conso Products Co. .......................      925,650
18.   Penn Engineering and Manufacturing Corp. .      920,000
19.   Thor Industries, Inc. ....................      918,750
20.   Lifetime Hoan Corporation.................      902,825

                        ROYCE MICRO-CAP TRUST PHILOSOPHY

 Royce Micro-Cap Trust, Inc. ('OTCM') seeks long-term capital appreciation by investing primarily in micro-capitalization companies.

 OTCM focuses on micro-cap companies (those with market caps of $300 million or less) that meet our valuation and pricing standards. Due to the sector's size (over 5,600 companies) and liquidity considerations, very few institutions make the universe a primary area of focus. Limited research and limited institutional competition mean that micro-cap stocks are less well known and, therefore, less likely to be understood and properly priced by investors. We believe that micro-cap stocks today are what small-cap stocks were 10-15 years ago in terms of return opportunity.

 OTCM uses a strict fundamental approach and attempts to understand the private worth of a business. We believe that we are buying part of a business, not just a stock. The Fund has a preference for companies which provide high internal rates of return, generate excess cash flow and have very little debt, if any. OTCM attempts to purchase only the securities of those firms where price is significantly under our appraisal of worth.

 OTCM attempts to reduce the risks associated with micro-cap company ownership. Company risk is lowered by investing in low leverage firms which generate excess cash flow. Valuation risk is lowered by using strict pricing standards and portfolio risk by investing in a wide range of companies and industries.

 We believe that OTCM's emphasis on micro-cap companies, selected using a disciplined value approach, results in a unique combination capable of providing above average long-term results.

NOTE:

The Board of Directors of the Fund has authorized the Fund to repurchase up to 300,000 shares of its common stock in transactions through December 31, 1995. Such repurchases would be effected at a price per share which is less than the then current net asset value, but not in excess of the then prevailing market price.

The Board of Directors of the Fund is authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offerings are left to the Board's discretion.

                          Royce Micro-Cap Trust, Inc.
                          1414 Avenue of the Americas
                              New York, N.Y. 10019
                                  800-221-4268